DEAN WITTER WORLD WIDE INCOME TRUST  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                                     10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1995

DEAR SHAREHOLDER:

Led by the U.S. bond market, global bond yields declined substantially during the fiscal year ended October 31, 1995. In the United States, the additional increases of the federal-funds rate by the Federal Reserve Board in November 1994 and February 1995 set the stage for a substantial slowing of economic growth and a significant reduction of inflation in 1995. These developments allowed yields on ten-year U.S. Treasuries to decline by 2.00 percent from the highs reached in November 1994. In July, the Federal Reserve sanctioned the improvements in inflationary expectations by cutting the federal funds rate by
0.25 percent.

Outside of the U.S., European bonds turned in a mixed performance in the first half of the fiscal year, supported on the one hand by the U.S. bond rally, but undermined, on the other hand, by political and budgetary issues. In the second half of the fiscal year, however, the European bond markets rallied as many of these issues were addressed in a more decisive fashion by the affected countries and by the community of European countries as a whole. Further aiding this rally was the lowering of interest rates in Germany in response to slowing economic growth and improving inflation reports. As a result, yields on 10-year German and Italian bonds declined by 1.30 percent and 2.50 percent, respectively, from the highs seen earlier in the year.

In the foreign exchange markets, the U.S. dollar plummeted to new historical lows against the Japanese yen and the German mark during the first six months of the fiscal year, mainly due to the ongoing trade dispute between the U.S. and Japan. However in the second half of the year, the U.S. currency regained some of its composure thanks to aggressive and concerted intervention by the U.S., Germany and Japan. Further aiding the dollar were the U.S.-Japan agreement on auto parts and the unveiling of the Japanese deregulatory package combined with two reductions of the Japanese Official Discount Rate. For the twelve-month period, the dollar depreciated by 6.5 percent against the German

DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1995, CONTINUED

mark, while appreciating by 5.3 percent against the Japanese yen. Overall, the U.S. currency lost 2.30 percent on a trade-weighted basis.

PERFORMANCE AND PORTFOLIO

Against this backdrop, Dean Witter World Wide Income Trust has shown a strong performance during the fiscal year. For the twelve-month period ended October 31, 1995, the Fund had a total return of 12.45 percent. This compares to the total return of 11.52 percent for the average general world income fund as reported by Lipper Analytical Services, Inc. and a total return of 14.47 percent for the Lehman Brothers Mutual Fund Global Intermediate Bond Index (the Index). Unlike the Fund, the Index is an unmanaged, unhedged index of global securities and does not allow for any expenses.

As of October 31, 1995, the Fund's net assets exceeded $138 million. During the fiscal year, the Fund's dividends totaled $0.5025 per share. The accompanying chart illustrates the growth of a
                                                    [GRAPHIC]
$10,000 investment in the Fund from
inception
(March 30, 1989) through the fiscal
year ended October 31, 1995 versus the
performance of a similar investment in
the issues that comprise the Lehman
Brothers Mutual Fund Global
Intermediate Bond Index.
                                                    [GRAPHIC]
The Fund's investment strategy in this
market environment was to overweight
the U.S. market, then to increase its
allocation to the Italian, Spanish and
Swedish markets in the second half of
the year, taking advantage of higher
yields and rising bond prices in these
markets. As of October 31, 1995, 65
percent of the Fund's investments were
in North America, 34 percent were in
Europe and 1 percent in the Pacific
Basin countries. The Fund's duration (a
measure of sensitivity to interest rate
changes) was lengthened from 2.87 years
as of October 31, 1994, to about 6
years in mid-April, and ranged between
4 and 6 years for the remainder of the
fiscal year. The average duration of
the Fund's

DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1995, CONTINUED

investments was about 5 years as of October 31, 1995. The currency risks of these investments mostly were not hedged back into the dollar as the U.S. currency declined in value.

LOOKING AHEAD

Going forward, further easing of interest rates in the U.S. and accommodating monetary policies in the other major countries should bode well for global bond investments. Also, the substantial progress in budgetary discipline that has been seen in Europe, especially in Italy, Spain and Sweden should lead to strong performance by these international bond markets. Reflecting these circumstances, we anticipate that the Fund will maintain its current strategy of diversifying into different global markets with an emphasis on the markets that exhibit steady non-inflationary growth, continuing progress toward fiscal balance and accommodating monetary policies. We believe this strategy should allow the Fund to achieve its primary objective of high current income and its secondary objective of capital appreciation.

We appreciate your ongoing support of Dean Witter World Wide Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995

    PRINCIPAL
    AMOUNT IN                                                  COUPON      MATURITY
    THOUSANDS                                                   RATE         DATE          VALUE
-----------------------------------------------------------------------------------------------------

                    GOVERNMENT BONDS (103.4%)
                    ITALY (18.4%)
                    GOVERNMENT OBLIGATIONS
    ITL 19,460,000  Italy Treasury Bond+..................    10.50  %      04/15/98  $    12,120,275
        17,900,000  Italy Treasury Bond+..................    10.50         04/01/00       10,986,547
         4,000,000  Italy Treasury Bond+..................    10.50         04/01/05        2,363,523
                                                                                      ---------------

                    TOTAL ITALY.....................................................       25,470,345
                                                                                      ---------------

                    NEW ZEALAND (1.5%)
                    GOVERNMENT OBLIGATION
NZ$          3,080  New Zealand Government Bond+..........     8.00         07/15/98        2,063,838
                                                                                      ---------------

                    SPAIN (15.3%)
                    GOVERNMENT OBLIGATION
     ESP 2,580,000  Spain Treasury Bond+..................    10.25         11/30/98       21,156,212
                                                                                      ---------------

                    SWEDEN (2.9%)
                    GOVERNMENT OBLIGATION
      SEK   25,000  Sweden Treasury Bond..................    10.25         05/05/03        3,999,472
                                                                                      ---------------

                    UNITED STATES (65.3%)
                    U.S. GOVERNMENT & AGENCIES OBLIGATIONS
                    Government National Mortgage Assoc.
                    (38.4%)
$           23,369  ......................................     7.00         05/15/11-
                                                                            09/15/24       23,186,536
             5,000  ......................................     7.00           *             4,960,937
            24,175  ......................................     8.00         01/15/24-
                                                                            11/15/24       24,854,523
                                                                                      ---------------
                                                                                           53,001,996
                                                                                      ---------------
                    U.S. Treasury Bonds (26.9%)
            14,250  ......................................    13.125        05/15/01       19,092,774
            17,500  ......................................     6.50         05/15/05       18,098,828
                                                                                      ---------------
                                                                                           37,191,602
                                                                                      ---------------

                    TOTAL UNITED STATES.............................................       90,193,598
                                                                                      ---------------

                    TOTAL GOVERNMENT BONDS
                    (IDENTIFIED COST $142,822,849)..................................      142,883,465
                                                                                      ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995, CONTINUED

    PRINCIPAL
    AMOUNT IN                                                  COUPON      MATURITY
    THOUSANDS                                                   RATE         DATE          VALUE
-----------------------------------------------------------------------------------------------------

                    SHORT-TERM INVESTMENTS (6.2%)
                    ITALY (0.4%)
                    TIME DEPOSIT (a)
                    BANKING - INTERNATIONAL
     ITL   898,567  Bank of New York......................    10.375 %      11/03/95  $       565,136
                                                                                      ---------------

                    UNITED STATES (b) (5.8%)
                    U.S. GOVERNMENT AGENCIES
$            6,000  Federal Home Loan Mortgage Corp.......     5.64 -       11/07/95-       5,991,065
                                                               5.65         11/14/95
             1,960  Student Loan Marketing Assoc..........     5.82         11/01/95        1,960,000
                                                                                      ---------------

                    TOTAL UNITED STATES.............................................        7,951,065
                                                                                      ---------------

                    TOTAL SHORT-TERM INVESTMENTS
                    (IDENTIFIED COST $8,509,008)....................................        8,516,201
                                                                                      ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST $151,331,857) (C).......      109.6%   151,399,666

LIABILITIES IN EXCESS OF CASH AND OTHER
ASSETS...................................       (9.6)   (13,234,199)
                                               -----   ------------

NET ASSETS...............................      100.0%  $138,165,467
                                               -----   ------------
                                               -----   ------------

---------------------
 + Some or all of these securities are segregated in connection with open forward foreign currency contracts and securities purchased on a forward commitment basis.
 * Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
(a)  Subject to withdrawal restrictions until maturity.
(b) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes is $151,331,857; the aggregate gross unrealized appreciation is $2,341,969 and the aggregate gross unrealized depreciation is $2,274,160, resulting in net unrealized appreciation of $67,809.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1995:

                                                       UNREALIZED
     CONTRACTS           IN EXCHANGE      DELIVERY   APPRECIATION/
    TO DELIVER               FOR            DATE     (DEPRECIATION)
-------------------------------------------------------------------
        $15,141,519      DEM  21,345,000  04/11/96   $    142,026
        $ 7,745,515      DEM  10,750,000  04/30/96        (41,630)
                                                     --------------
      Net unrealized appreciation..........................$100,396
                                                     --------------
                                                     --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS:
Investments in securities, at value
  (identified cost $151,331,857)............................  $151,399,666
Unrealized appreciation on forward foreign currency
  contracts.................................................       142,026
Cash (including $22,252 in foreign currency)................        30,943
Receivable for:
    Investments sold........................................    16,072,843
    Compensated forward foreign currency contracts..........     4,185,769
    Interest................................................     3,803,599
    Shares of beneficial interest sold......................         8,328
    Foreign withholding taxes reclaimed.....................         5,110
Prepaid expenses............................................        14,369
                                                              ------------
     TOTAL ASSETS...........................................   175,662,653
                                                              ------------
LIABILITIES:
Unrealized depreciation on forward foreign currency
  contracts.................................................        41,630
Payable for:
    Investments purchased...................................    31,680,824
    Compensated forward foreign currency contracts..........     5,253,958
    Shares of beneficial interest repurchased...............       161,458
    Plan of distribution fee................................       104,430
    Investment management fee...............................        92,144
Accrued expenses............................................       162,742
                                                              ------------

     TOTAL LIABILITIES......................................    37,497,186
                                                              ------------

NET ASSETS:
Paid-in-capital.............................................   142,666,999
Net unrealized appreciation.................................       191,539
Accumulated undistributed net investment income.............     4,260,073
Accumulated net realized loss...............................    (8,953,144)
                                                              ------------

     NET ASSETS.............................................  $138,165,467
                                                              ------------
                                                              ------------

NET ASSET VALUE PER SHARE,
  15,218,313 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                     $9.08
                                                              ------------
                                                              ------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

NET INVESTMENT INCOME:

INTEREST INCOME (net of $86,702 foreign withholding tax)....  $12,694,337
                                                              -----------

EXPENSES
Plan of distribution fee....................................    1,325,799
Investment management fee...................................    1,169,823
Transfer agent fees and expenses............................      204,629
Custodian fees..............................................      105,946
Professional fees...........................................       87,262
Shareholder reports and notices.............................       50,914
Registration fees...........................................       33,448
Trustees' fees and expenses.................................       26,121
Other.......................................................        8,588
                                                              -----------

     TOTAL EXPENSES.........................................    3,012,530
                                                              -----------

     NET INVESTMENT INCOME..................................    9,681,807
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on:
    Investments.............................................    1,734,247
    Futures contracts.......................................    1,299,205
    Foreign exchange transactions...........................    1,684,205
                                                              -----------

     TOTAL GAIN.............................................    4,717,657
                                                              -----------
Net change in unrealized depreciation on:
    Investments.............................................    3,131,103
    Translation of forward foreign currency contracts, other
      assets and liabilities denominated in foreign
      currencies............................................      432,195
                                                              -----------

     TOTAL APPRECIATION.....................................    3,563,298
                                                              -----------

     NET GAIN...............................................    8,280,955
                                                              -----------

NET INCREASE................................................  $17,962,762
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 1995   OCTOBER 31, 1994
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................    $  9,681,807       $ 13,160,797
Net realized gain (loss)....................................       4,717,657        (23,644,955)
Net change in unrealized depreciation.......................       3,563,298           (140,698)
                                                              ----------------   ----------------

     NET INCREASE (DECREASE)................................      17,962,762        (10,624,856)
                                                              ----------------   ----------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................      (8,838,195)        (5,584,978)
Paid-in-capital.............................................        --               (6,229,873)
                                                              ----------------   ----------------

     TOTAL..................................................      (8,838,195)       (11,814,851)
                                                              ----------------   ----------------
Net decrease from transactions in shares of beneficial
  interest..................................................     (50,521,786)       (73,316,664)
                                                              ----------------   ----------------

     TOTAL DECREASE.........................................     (41,397,219)       (95,756,371)

NET ASSETS:
Beginning of period.........................................     179,562,686        275,319,057
                                                              ----------------   ----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $4,260,073 AND DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
    INCOME OF $556,847, RESPECTIVELY).......................    $138,165,467       $179,562,686
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter World Wide Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on October 14, 1988 and commenced operations on March 30, 1989.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked price; (3) futures contracts are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case it will be valued at fair value as determined by the Trustees; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. OPTIONS AND FUTURES -- (1) Written options: When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; (2) Purchased options: When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid; (3) Options on futures contracts: The Fund is required to deposit U.S. Government securities as "initial margin" and "variation margin", with respect to written call and put options on futures contracts. If a written option expires, the Fund realizes a gain. If a written call or put option is exercised, the premium received will decrease or increase the unrealized loss or gain, respectively, on the future. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying futures contract and the liability related to such option is extinguished; and (4) Futures contracts: A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash or U.S. Government securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of average daily net assets not exceeding $250 million; 0.60% to the portion of average daily net assets exceeding $250 million but not exceeding $500 million; 0.50%

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

to the portion of average daily net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of average daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of average daily net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and other employees and selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

The Distributor has informed the Fund that for the year ended October 31, 1995, it received approximately $338,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1995 were as follows:

                                                                    PURCHASES      SALES
                                                                   -----------  -----------
Corporate Bonds..................................................  $ 4,283,740  $ 4,364,920
Foreign Government Bonds.........................................  150,264,987  181,105,748
U.S. Government and Agencies Obligations.........................  201,309,940  178,692,805

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $18,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $8,753. At October 31, 1995, the Fund had an accrued pension liability of $52,994 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                        FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                                         OCTOBER 31, 1995              OCTOBER 31, 1994
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    1,928,605   $   16,883,971     1,700,869   $ 15,341,706
Reinvestment of dividends and distributions......................      548,538        4,798,502       717,268      6,333,779
                                                                   -----------   --------------   -----------   ------------
                                                                     2,477,143       21,682,473     2,418,137     21,675,485
Repurchased......................................................   (8,258,249)     (72,204,259)  (10,739,557)   (94,992,149)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................   (5,781,106)  $  (50,521,786)   (8,321,420)  $(73,316,664)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1995, the Fund utilized approximately $1,094,000 of its net capital loss carryover. At October 31, 1995, the Fund had a net capital loss carryover of approximately $8,603,000 which will be available through October 31, 2002 to offset future capital gains to the extent provided by regulations.

As of October 31, 1995, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts and permanent book/tax differences primarily attributable to foreign currency gains. To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1995, accumulated net realized loss was charged and accumulated undistributed net investment income was credited $3,973,308.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative investments").

At October 31, 1995, there were no outstanding forward contracts other than those used to manage foreign currency exposure associated with anticipated purchases of foreign currency denominated securities.

These derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                       FOR THE
                                                                                                       PERIOD
                                                                                                      MARCH 30,
                                                                                                        1989*
                                                     FOR THE YEAR ENDED OCTOBER 31                     THROUGH
                                    ----------------------------------------------------------------   OCTOBER
                                      1995       1994       1993       1992       1991       1990     31, 1989
---------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of period............... $   8.55   $   9.39   $   9.11   $   9.11   $  10.38   $   9.55   $  10.00
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net investment income..............     0.55       0.55       0.59       0.62       0.82       0.95       0.49
Net realized and unrealized gain
 (loss)............................     0.48      (0.92)      0.27       0.01      (0.99)      0.78      (0.45)
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------

Total from investment operations...     1.03      (0.37)      0.86       0.63      (0.17)      1.73       0.04
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------

Less dividends and distributions
 from:
   Net investment income...........    (0.50)     (0.22)     (0.58)     (0.63)     (0.86)     (0.90)     (0.49)
   Net realized gain...............    --         --         --         --         (0.24)     --         --
   Paid-in-capital.................    --         (0.25)     --         --         --         --         --
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------

Total dividends and
 distributions.....................    (0.50)     (0.47)     (0.58)     (0.63)     (1.10)     (0.90)     (0.49)
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------

Net asset value, end of period..... $   9.08   $   8.55   $   9.39   $   9.11   $   9.11   $  10.38   $   9.55
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN+...........    12.45%     (3.99)%     9.72%      7.13%     (1.75)%    19.22%      0.40%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................     1.93%      1.91%      1.87%      1.87%      1.76%      1.81%      1.90%(2)

Net investment income..............     6.21%      5.87%      6.39%      6.78%      8.45%      9.76%      9.10%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................  $138,165   $179,563   $275,319   $324,185   $421,051   $462,709   $388,578

Portfolio turnover rate............      254%       229%       229%       214%       245%       109%       113%(1)

---------------------
 *   Commencement of operations.
 +   Does not reflect the deduction of sales charge.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER WORLD WIDE INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER WORLD WIDE INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter World Wide Income Trust (the "Fund") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the six years in the period then ended and for the period March 30, 1989 (commencement of operations) through October 31, 1989, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 11, 1995

TRUSTEES

Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Sheldon Curtis
VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

Vinh Q. Tran
VICE PRESIDENT

Peter J. Seeley
VICE PRESIDENT

Thomas F. Caloia
TREASURER


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
WORLD WIDE
INCOME TRUST


[Graphic]


ANNUAL REPORT
OCTOBER 31, 1995

DEAN WITTER WORLD WIDE INCOME TRUST
                                GROWTH OF $10,000


                                                  LEHMAN BROS. GLOBAL
                                                   INTERMEDIATE BOND
                                  TOTAL                  INDEX

March 31, 1989                   $10,000                $10,000
October 31, 1989                 $10,040                $10,509
October 31, 1990                 $11,969                $12,041
October 31, 1991                 $11,759                $13,181
October 31, 1992                 $12,598                $14,853
October 31, 1993                 $13,822                $16,194
October 31, 1994                 $13,271                $16,981
October 31, 1995                 $14,923 (3)            $19,437


                          AVERAGE ANNUAL TOTAL RETURNS
                      1 YEAR     5 YEARS      LIFE OF FUND

                     12.45 (1)   4.51 (1)       6.27 (1)
                      7.45 (2)   4.22 (2)       6.27 (2)


                            ____Fund ____ Lehman (4)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
--------------------------------------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years - 2%, since inception - 0%). See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value assuming a complete redemption on October 31, 1995.

(4) The Lehman Brothers Global Intermediate Bond Index, includes local currency-denominated sovereign debt of 19 countries with maturities of 1 to 10 years. Unlike the Fund, the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.